FPA U.S. Core Equity Fund, Inc.

PROSPECTUS

FPA U.S. Core Equity Fund, Inc.'s (FPPFX) primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund's portfolio manager generally invests the Fund's assets in common stocks using a fundamental analysis that is designed to result in investments that provide attractive value relative to their market price at the time of purchase.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 28, 2023

Distributor:

UMB DISTRIBUTION SERVICES, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

FPA U.S. CORE EQUITY FUND, INC.
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025 (310) 473-0225

FUND SUMMARY

Investment Objective

The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.69%
Total Annual Fund Operating Expenses	1.44%
Expense Reimbursement(1)	0.18%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.26%

(1)  The Investment Advisory Agreement between the Fund and First Pacific Advisors, LP (the "Adviser" or "FPA"), the Fund's investment adviser, requires FPA to reduce its investment advisory fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation, merger, reorganization or recapitalization) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. This agreement is coterminous with the Investment Advisory Agreement which may be terminated by the Board (defined below), the vote of a majority of the Fund's shareholders or the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The figures are based on total annual Fund operating expenses after expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
One Year	Three Years	Five Years	Ten Years
$128	$438	$770	$1,709

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio. The Fund's portfolio turnover rate may vary from year to year as well as within a year.

Principal Investment Strategies

Under normal circumstances, the Fund's portfolio manager invests at least 80% of the value of its net assets in equity securities of U.S. companies. In addition, under normal circumstances, the Fund seeks to generate returns in excess of the S&P 500 Index over full market cycles. The Fund considers a company to be a U.S. company if it meets any of the criteria below:

•  is organized under the laws of, or has its principal office in the United States;

•  has its principal securities trading market in the United States;

•  alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States; or

•  issues securities denominated in the currency of the United States.

The Fund's 80% investment policy is a non-fundamental investment policy that may be changed by the Fund's Board of Directors (the "Board") without shareholder approval upon at least 60 days' notice to shareholders.

When evaluating potential investments, the Fund's portfolio manager attempts to identify high-quality businesses that typically also have the following characteristics: high barriers to market entry, low intensity of rivalry with competitors, limited threat of substitution, and limited bargaining power of suppliers and customers. The portfolio manager believes that companies with these characteristics are generally financially strong and are attractive investments. In addition, the portfolio manager prefers to invest in companies run by managers with demonstrated track records of reinvesting earnings and operational success. The portfolio manager does, however, consider for investment quality companies that lack some or all of such characteristics.

Although company quality is the principal investment criteria, the valuation of investments is also an important part of the stock selection process. The portfolio manager's primary measure of value is the price/earnings ratio. The portfolio manager seeks out companies that are undervalued relative to their long-term earnings power or to other companies of similar quality. The portfolio manager also seeks to identify better-than-average companies whose future intrinsic value the portfolio manager believes to be greater than or equal to the market price at the time of purchase. The portfolio manager defines the "intrinsic value" of a business to mean the discounted value of its future cash flows and/or net assets.

Seeking to minimize risk, especially in treacherous economic or stock market environments, is an important element of the portfolio manager's investment process. To do this, the portfolio manager seeks out companies with relatively low levels of net debt (total debt minus cash and cash equivalents) on their balance sheets compared to earnings before interest, taxes, depreciation, and amortization (under-leveraged), operating in more predictable sectors of the economy, with competitively advantaged business models that the portfolio manager can understand.

The portfolio manager believes that the most important contributor to the long-term investment performance of the companies held by the Fund is earnings growth, not changes in valuation (measured by the price/earnings ratio). The portfolio manager is willing to hold portfolio securities at valuations higher than it would require for an initial purchase. If a position becomes significantly overvalued, the portfolio manager would typically look to trim or eliminate the position from the portfolio. The portfolio manager's aim is to make investment decisions based on the long-term business fundamentals of each portfolio company. The Fund may sell a portfolio holding when the holding's market price appreciates and approaches the portfolio manager's estimate of its intrinsic value; the portfolio manager finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The portfolio manager's investment process is fundamental and bottom-up, evaluating each company on its own merits. The process is not driven by macroeconomic analysis, though it recognizes that changes in the economic environment can be important to most companies' prospects. The Fund will seek to have holdings in various industries. These companies will generally have a minimum market capitalization of $2 billion or greater at the time of purchase. However, if the market capitalization of an issuer of securities held by the Fund declines below $2 billion, the Fund may purchase additional shares of that issuer. Cash typically will not exceed 10% of net assets.

The portfolio manager believes that international investments can yield valuable benefits to Fund shareholders by providing exposure to more investment opportunities outside the U.S. that meet the portfolio manager's investment criteria. Much of this exposure to non-U.S. business activity is expected to come from purchases of U.S.-domiciled companies with strong worldwide franchises, and from similarly strong companies whose principal offices are located in the U.S. but are domiciled outside the U.S. These non-U.S.-domiciled companies will generally be in the developed countries represented by the MSCI World Index. The MSCI World Index captures large and mid-cap representation across 23 developed markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Fund may purchase shares and/or depository receipts of non-U.S.-domiciled companies that meet the portfolio manager's usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading will not, in the portfolio manager's view, put the Fund at a competitive disadvantage. Depositary receipts are receipts that represent interests in non-U.S. securities that may be sponsored by the issuer or unsponsored.

Effective as of December 28, 2020, the Fund changed its name to FPA U.S. Core Equity Fund, Inc. (formerly FPA U.S. Value Fund, Inc.). Prior to September 1, 2015, the Fund (formerly, FPA Perennial Fund, Inc.) was managed using a small/mid-capitalization strategy that permitted the Fund to invest up to 35% of its assets in non-U.S. securities. The Fund is currently using an all-capitalization strategy that permits the Fund to invest up to 20% of its net assets in non-U.S. securities. The Fund's investment objective did not change in either 2020 or 2015.

Principal Risks

Risks Associated with Investing in Equities. Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Fund's shares are not bank deposits and are not guaranteed, endorsed, or insured by any financial institution, government authority or the FDIC.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of stocks that differs materially from its illustrative index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments (including depositary receipts) can be riskier, more volatile, and less liquid than investments in the United States. Adverse political, social, and economic developments or instability, or changes in the value of non-U.S. currency can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund's shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S. confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country, region or financial market might adversely impact a different country, region, or financial market.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager's opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time, and the loss of services of one or more key employees of the Adviser, including the portfolio manager, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, war, acts of terrorism, inflation/deflation, market disruptions, war, acts of terrorism, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Because of these and other risks, you could lose money by investing in the Fund.

Performance Information

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1, 5 and 10 calendar year periods compare with those of two broad-based securities market indexes. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund's returns prior to September 1, 2015 were achieved by the Fund's former portfolio manager using the Fund's former investment strategy, as described below under "Principal Investment Strategies."

The Standard & Poor's 500 Index Composite Index is an unmanaged index that is generally representative of the U.S. stock market.

To obtain updated monthly performance information, please visit the Fund's website at https://www.fpa.com/funds or call (800) 982-4372.

The Fund's highest/lowest quarterly results during this time period were:

Highest  24.45%  (Quarter ended 6/30/2020)

Lowest  -18.92%  (Quarter ended 6/30/2022)

Average Annual Total Returns (for the periods ended December 31, 2022)	One Year	Five Years	Ten Years
Before Taxes	-28.65%	5.77%	7.59%
After Taxes on Distributions(1)	-31.01%	4.37%	4.17%
After Taxes on Distributions and Sale of Fund Shares(1)	-15.26%	4.62%	5.49%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	-18.11%	9.42%	12.56%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Investment Adviser

First Pacific Advisors, LP is the Fund's investment adviser.

Portfolio Manager

Gregory Nathan, Managing Director of the Adviser, has served as Portfolio Manager since September 1, 2015.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. Investors can use the Account Application for initial purchases.

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Notice to Non-U.S. Resident Individual Shareholders. The Fund and its shares are only registered in the United States and its territories ("United States"). Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident outside the United States are generally not eligible to invest in the Fund. The Fund reserves the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor's resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income and/or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Information Regarding Transactions Through Financial Intermediaries

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Details about the Fund

INVESTMENT OBJECTIVE

The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund's portfolio manager invests at least 80% of the value of its net assets in equity securities of U.S. companies. In addition, under normal circumstances, the Fund seeks to generate returns in excess of the S&P 500 Index over full market cycles. The Fund considers a company to be a U.S. company if it meets any of the criteria below:

•  is organized under the laws of, or has its principal office in the United States;

•  has its principal securities trading market in the United States;

•  alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States; or

•  issues securities denominated in the currency of the United States.

The Fund's 80% investment policy is a non-fundamental investment policy that may be changed by the Board without shareholder approval upon at least 60 days' notice to shareholders.

When evaluating potential investments, the portfolio manager attempts to identify high-quality businesses that typically also have the following characteristics: high barriers to market entry, low intensity of rivalry with competitors, limited threat of substitution, and limited bargaining power of suppliers and customers. The portfolio manager believes that companies with these characteristics are generally financially strong and are attractive investments. In addition, the portfolio manager prefers to invest in companies run by managers with demonstrated track records of reinvesting earnings and operational success. The portfolio manager does, however, consider for investment quality companies that lack some or all of such characteristics.

Although company quality is the principal investment criteria, the valuation of investments is also an important part of the stock selection process. The portfolio manager's primary measure of value is the price/earnings ratio. The portfolio manager seeks out companies that are undervalued relative to their long-term earnings power or to other companies of similar quality. The portfolio manager also seeks to identify better-than-average companies whose future intrinsic value the portfolio manager believes to be greater than or equal to the market price at the time of purchase. The portfolio manager defines the "intrinsic value" of a business to mean the discounted value of its future cash flows and/or net assets.

Seeking to minimize risk, especially in treacherous economic or stock market environments, is an important element of the portfolio manager's investment process. To do this, the portfolio manager seeks out companies with relatively low levels of net debt (total debt minus cash and cash equivalents) on their balance sheets compared to earnings before interest, taxes, depreciation, and amortization (under-leveraged), operating in more predictable sectors of the economy, with competitively advantaged business models that the portfolio manager can understand.

The portfolio manager believes that the most important contributor to the long-term investment performance of the companies held by the Fund is earnings growth, not changes in valuation (measured by the price/earnings ratio). The portfolio manager is willing to hold portfolio securities at valuations higher than it would require for an initial purchase. If a position becomes significantly overvalued, the portfolio manager would typically look to trim or eliminate the position from the portfolio. The portfolio manager's aim is to make investment decisions based on the long-term business fundamentals of each portfolio company. The Fund may sell a portfolio holding when the holding's market price appreciates and approaches the portfolio manager's estimate of its intrinsic value; the portfolio manager finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The portfolio manager's investment process is fundamental and bottom-up, evaluating each company on its own merits. The process is not driven by macroeconomic analysis, though it recognizes that changes in the economic environment can be important to most companies' prospects. The Fund will seek to have holdings in various industries. These companies will generally have a minimum market capitalization of $2 billion or greater at the time of purchase. However, if the market capitalization of an issuer of securities held by the Fund declines below $2 billion, the Fund may purchase additional shares of that issuer. Cash typically will not exceed 10% of net assets.

The portfolio manager believes that international investments can yield valuable benefits to Fund shareholders by providing exposure to more investment opportunities outside the U.S. that meet the portfolio manager's investment criteria. Much of this exposure to non-U.S. business activity is expected to come from purchases of U.S.-domiciled companies with strong worldwide franchises, and from similarly strong companies whose principal offices are located in the U.S. but are domiciled outside the U.S. These non-U.S.-domiciled companies will generally be in the developed countries represented by the MSCI World Index. The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Fund may purchase shares and/or depository receipts of non-U.S.-domiciled companies that meet the portfolio manager's usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading will not, in the portfolio manager's view, put the Fund at a competitive disadvantage. Depositary receipts are receipts that represent interests in non-U.S. securities that may be sponsored by the issuer or unsponsored.

Effective as of December 28, 2020, the Fund changed its name to FPA U.S. Core Equity Fund, Inc. (formerly FPA U.S. Value Fund, Inc.). On September 1, 2015, the Fund changed its name, portfolio manager and principal investment strategy. Prior to September 1, 2015, the Fund (formerly, FPA Perennial Fund, Inc.) was managed using a small/mid-capitalization strategy that permitted the

Fund to invest up to 35% of its assets in non-U.S. securities. The Fund is currently using an all-capitalization strategy that permits the Fund to invest up to 20% of its assets in non-U.S. securities. The Fund's investment objective did not change.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

To pursue the Fund's investment objective, the portfolio manager generally invests the Fund's assets in common stocks and other securities of international and U.S. companies, including but not limited to the following securities:

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

Common Stock. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which are certificates evidencing ownership of securities of a non-U.S. issuer).

Preferred Stock. Preferred stock is typically subordinated to an issuer's senior debt, but senior to the issuer's common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip ("non-cumulative" preferred stock) or defer ("cumulative" preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Warrants. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years).They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers' acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

Temporary Investments and Other Measures. The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, or during periods of significant shareholder redemptions, the Fund may invest up to 100% of its total assets in short-term, high quality debt instruments, such as U.S.

government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the portfolio manager believes that pursuing the Fund's investment objective will subject the Fund to a significant risk of loss. When the portfolio manager pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest bearing U.S. dollar denominated securities, pending investments or to provide for possible redemptions. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns. The Fund may increase its cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.

The portfolio manager's emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices, and consists of securities considered by the average investor to be unpopular or unfamiliar.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Short-Term Trading. From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund's performance.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information (the "SAI") for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

Risks Associated with Investing in Equities. Equity securities, generally common stocks, preferred stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds, and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of smaller-cap and mid-cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller-cap and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of stocks that differs materially from its illustrative index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

•  The economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies.

•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations.

•  Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers, and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund's non-U.S. holdings or exposures.

•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio manager to completely and accurately determine a company's financial condition or otherwise assess a company's creditworthiness.

•  Because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.

•  Non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•  Changes in currency exchange rates will affect the value of the Fund's non-U.S. holdings or exposures.

•  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•  International trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund's non-U.S. holdings or exposures.

•  Global economies are increasingly interconnected, which increases the possibilities that conditions in one country, region or financial market might adversely impact a different country, region, or financial market.

The severity or duration of these conditions may be affected if one or more countries leave the European Union or the euro currency or if other policy changes are made by governments or quasi-governmental organizations.

The Fund may invest in depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Global Depositary Notes ("GDNs"), which are certificates evidencing ownership of securities of a non-U.S. issuer. Depositary receipts may be sponsored by the non-U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non-U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager's opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio manager, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. In addition, the Fund and its service providers are subject to potential operational and information security risks from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events and may include, among other events, the stealing or corrupting of data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber-attacks. Cyber-security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries, trading counterparties or other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, result in violations of applicable privacy and other laws, subject the Fund to regulatory fines, cause the Fund and its shareholders to experience financial losses, or cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. The Fund has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks and disruptions in services, but there are inherent limitations in these plans and systems. For example, the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Fund cannot control the cyber-security systems of issuers or third-party service providers; and certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, war, acts of terrorism, inflation/deflation, market disruptions, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

In addition, issuers of securities in which the Fund invests are subject to potential operational and information security risks from breaches in cyber security, including cyber-attacks. A breach in cyber security refers to both intentional and unintentional cyber events and may include, among other events, the stealing or corrupting of data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber security breaches. Such cyber events could result in material adverse consequences for such issuers, and may cause the Fund's investment in such portfolio companies to lose value.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19 and subsequent variants. The global outbreak of COVID-19 which began in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, labor restrictions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, this outbreak and any future outbreaks may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to such disruption with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in, and may in the future result in, negative interest rates and higher inflation. The Federal Reserve Board has since reversed this policy by imposing a series of federal funds rate hikes, as noted above, over the course of 2022 and into 2023. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund's investments and the performance of the Fund.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions of Fund shares by a large investor may negatively affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Because of these and other risks, you could lose money by investing in the Fund. For more information about the Fund and its investments, please see the Fund's Statement of Additional Information ("SAI").

INFORMATION ABOUT NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund will under normal circumstances invest at least 80% of the value of its net assets in equity securities of U.S. companies. In addition, under normal circumstances, the Fund seeks to generate returns in excess of the S&P 500 Index over full market cycles. As a secondary matter, the Fund may invest in a wide range of other investments, including currency-related instruments, covered call options and securities of companies offering shares in IPOs. The Fund may also employ investment practices that are not principal investment strategies and that this prospectus does not describe. For more information concerning the Fund's investment practices and its risks, see the SAI.

Currency Transactions. The Fund may engage in currency transactions, including currency forward contracts, futures contracts, swaps, and other strategic transactions. The Fund may engage in such transactions for a variety of risk management and investment purposes in connection with the management of its non-U.S. currency exposure, including to increase or reduce exposure to certain currencies, to generate income or gains or to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. For example, the Fund may enter into a currency transaction in connection with a purchase or sale of a non-U.S. dollar denominated security in an effort to "lock in" the U.S. dollar price of the security and avoid possible losses resulting from a change in the applicable foreign exchange rate after the trade date but before the settlement date for the security. In addition, the Fund may enter into a currency transaction in an effort to hedge its non-U.S. currency exposure against anticipated changes in foreign exchange rates. The Fund may also conduct non-U.S. currency exchange transactions on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund may purchase and sell non-U.S. currency on a spot basis in connection with the settlement of transactions in securities traded in such non-U.S. currency.

Covered Call Options. The Fund may write (i.e. sell) covered call options listed on a national securities exchange for investment purposes. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option which, at the time, would cause its outstanding options to cover securities comprising more than 20% of its total assets. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.

Changes in regulation relating to a mutual fund's use of derivatives and related instruments may make derivatives more costly, may limit availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Fund.

Initial Public Offerings ("IPOs"). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPO shares frequently are volatile in price. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this prospectus.

Management of the Fund

Investment Adviser

First Pacific Advisors, LP is the Fund's investment adviser. Together with its predecessor organizations, the Adviser has been in the investment advisory business since 1954, and has served as the Fund's investment adviser since the Fund's inception in 1984. As of March 31, 2023, the Adviser manages assets of approximately $24 billion and serves as the investment adviser for eight investment companies, including one closed-end investment company and one exchange-traded fund, and more than 40 institutional, sub-advised and private fund accounts. The Adviser is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The portfolio manager, who is affiliated with the Adviser, selects investments for the Fund.

As compensation for the management and advisory services furnished to the Fund, FPA will be paid an annual advisory fee of 0.75% of the Fund's daily net assets up to $50 million and 0.65% of the Fund's daily net assets in excess of $50 million. The Investment Advisory Agreement requires the Adviser to reduce its investment advisory fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation, merger, reorganization, or recapitalization) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. This agreement is coterminous with the Investment Advisory Agreement which may be terminated by the Board, the vote of a majority of the Fund's shareholders or the Adviser.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement is available in the Fund's annual report for the period ending December 31, 2022.

Portfolio Manager

Prior to becoming portfolio manager, Gregory Nathan was an analyst for the Adviser's Contrarian Value strategy, including FPA Crescent Fund, from January 2007 to August 2015. Prior to joining FPA in 2007, Mr. Nathan was a managing member of Coldwater Asset Management LLC.

Mr. Nathan is primarily responsible for the day-to-day management of the Fund's portfolio.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of shares of the Fund.

Investing with the Fund

PURCHASE AND INVESTMENT MINIMUMS

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. Investors can obtain an Account Application for initial investment. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

SHARE PRICE

Net Asset Value. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day, as described in greater detail below. Orders received by UMB Fund Services, Inc. at the Fund's P.O. Box address are priced based upon the Fund's share price at the close of trading on the day received at the P.O. Box.

The value of an instrument is either the market value, if quotes are readily available (defined below), or the fair value as determined in good faith by the Board, or its designee. The Board has designated the Adviser as valuation designee (the "Valuation Designee") to perform the fair value determinations relating to all Fund investments pursuant to the valuation procedures of the Fund and the Valuation Designee (the "Valuation Procedures"). Pursuant to Rule 2a-5 under the 1940 Act, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. As a result, any security valued using inputs other than Level 1 inputs under U.S. GAAP (unless an SEC staff no-action position is available providing an exception from the readily available market quotation requirement) is deemed to be a fair value.

The Valuation Designee uses various methods and inputs to establish the value of its investments, other assets, and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

The Valuation Designee will assess the availability of market quotations each day and may determine that a market quotation for a security is not available (such as when the market for a security is closed) or is unreliable (such as when transactions in a security are infrequent, the validity of quotations appears questionable, there is a thin market, or the size of the reported trades is not considered representative of a Fund's holdings). If such a determination is made, the Valuation Designee will fair value the security in accordance with the Valuation Procedures or override the security's price. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Valuation Designee, materially affect the value of any of the Fund's securities that trade principally in those international markets, those securities will be valued in accordance with the Valuation Procedures. Various inputs may be reviewed in order to determine a fair valuation of a security. These inputs include, but are not limited to: fundamental analytical data relating to the investment, including the Valuation Designee's analysis of the fundamental position of the issuer; the most recent closing market prices, including "after hours" trading; the type of security or asset; financial statements of the issuer; the cost of the security or asset at the date of purchase; the size of the holding; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions, including interest rates; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; values of baskets of securities traded on other markets, exchanges or among dealers; and other factors that the Valuation Designee reasonably believes to be relevant under the circumstances. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of the Valuation Procedures is intended to result in more appropriate net asset values.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States. Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund's net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, significant price changes in other markets. The Valuation Designee may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

How to Buy Fund Shares

Investors may purchase Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund.

In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments can be made directly to UMB Fund Services, Inc.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity of you or your beneficial owners after your account is established, the Fund, the Fund's distributor, and the Fund's transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.

How to Redeem Your Shares

Redeeming (Selling) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH. You can redeem (sell) for cash without charge any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about applicable procedures for selling Fund shares.

The amount of time for a redeeming shareholder to receive redemption proceeds will vary based on the method of payment elected (i.e. ACH, wire, check). Redemption proceeds by check will generally be mailed to you within three to seven business days after UMB Fund Services, Inc., receives a properly completed redemption request; and redemption proceeds by ACH or wire will generally be sent to you within one to three business days after UMB Fund Services, Inc., receives a properly completed redemption request (as described below under "Written Requests" and "Telephone Transactions"). Generally your redemption request cannot be processed on days the NYSE is closed. If you purchase shares by check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemption proceeds are paid in cash. Under normal market conditions, the Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, for temporary or emergency purposes, the Fund may borrow to meet redemption requests.

The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when: (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

The Fund's transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Written Requests. Requests must be signed by the registered shareholder(s). A signature guarantee is required if the redemption is made payable to someone other than the registered shareholder, being sent to somewhere other than the registered address or being sent to the address of record if that address of record has been changed within the past 30 days.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents such as articles of incorporation, business licenses, partnership agreements or trust documents may be required for sales by corporations, partnerships, trusts, fiduciaries, executors, or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

If you have elected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Escheatment. If your account is deemed "abandoned" or "unclaimed" under state law, the Fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated Fund shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state's unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund, the Fund's transfer agent, the Fund's distributor nor the Adviser or its affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws. Escheatment of an IRA account will be subject to 10% federal withholding tax and treated as a taxable distribution to you.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares"). Irrespective of exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

How to Exchange Your Shares

You can add to an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of other FPA Funds, namely FPA Crescent Fund, FPA Flexible Fixed Income Fund, FPA Queens Road Small Cap Value Fund, FPA Queens Road Value Fund, and FPA New Income, Inc. The availability of shares of FPA New Income, Inc. to new investors is limited, as described in the FPA New Income, Inc. prospectus.

The Fund can change or discontinue the right to exchange Fund shares into other FPA Funds upon 60 days' notice to shareholders.

You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application).

Exchanges and purchases are effected at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as a sale of Fund shares and could result in a capital gain or loss.

Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange is subject to the same initial investment minimums required for each particular FPA Fund and, at a minimum, requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

For more information or for prospectuses for other FPA Funds, please visit https://www.fpa.com/funds or contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Stock certificates will not be issued.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Application available from dealers or UMB Distribution Services, LLC. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. A retirement plan account and/or an IRA can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. Investments can be made directly to UMB Fund Services, Inc., and no minimum investment amount is imposed for investments in retirement plans. UMB Fund Services, Inc. currently charges an annual account maintenance fee of $15 on retirement accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. Please note that financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

You should consult your tax adviser about the implications of investing in Fund shares through a retirement account. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions to an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account generally are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser about them. UMB Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees, and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual, or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continually exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest and you will generally recognize any taxable gains or losses on the withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may be compensated.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

Distributions and Taxes

DISTRIBUTIONS

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, "distributions"). The Fund distributes any distributions at least annually.

Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at 800-638-3060. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

TAXES

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free, but may be taxable upon later distribution from such accounts.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain non-U.S. currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain non-U.S. corporations with respect to which the Fund satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non- corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% or 20%, depending on whether the individual shareholder's income exceeds certain threshold amounts.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 24% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

The amounts of the Fund's distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall performance for the period is negative.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but may be taxable upon withdrawal from such plan or account).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares acquired after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL (highest in, first long-term) basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use the average basis method or a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for each of the last five fiscal years ended December 31, 2022, have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report dated March 1, 2023, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

	Year Ended December 31
	2022	2021	2020	2019	2018
Per share operating performance:
Net asset value at beginning of year	$16.00	$14.10	$11.62	$8.84	$9.91
Income from investment operations:
Net investment income (loss)(a)	(0.02)	(0.10)	(0.08)	(0.02)	— (b)
Net realized and unrealized gain (loss) on investment securities	(4.56)	3.26	2.94	3.03	(0.95)
Total from investment operations	$(4.58)	$3.16	$2.86	$3.01	$(0.95)
Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.02)
Distributions from net realized capital gains	(1.55)	(1.26)	(0.38)	(0.22)	(0.10)
Total distributions	$(1.55)	$(1.26)	$(0.38)	$(0.23)	$(0.12)
Net asset value at end of year	$9.87	$16.00	$14.10	$11.62	$8.84
Total investment return(c)	(28.65)%	22.86%	24.80%	34.16%	(9.81)%
Ratios/supplemental data:
Net assets, end of year (in 000's)	$50,123	$81,019	$73,956	$71,195	$61,928
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.44%	1.16%	1.34%	1.43%	1.37%
After reimbursement from Adviser	1.26%	1.16%	1.22%	1.22%	1.20%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(0.32)%	(0.64)%	(0.75)%	(0.36)%	(0.19)%
After reimbursement from Adviser	(0.13)%	(0.64)%	(0.63)%	(0.15)%	(0.02)%
Portfolio turnover rate	80%	23%	60%	25%	79%

(a) Per share amount is based on average shares outstanding.

(b) Rounds to less than $0.01 per share.

(c) Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

For Shareholder Services Contact

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175 or
235 West Galena Street
Milwaukee, Wisconsin 53212
(800) 638-3060

For Retirement Plan Services call your employer or plan administrator

For 24-hour Information go to the Fund's Web Site at: https://www.fpa.com/funds

For Dealer Services call

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212
(310) 473-0225 or (800) 982-4372
except Alaska, Hawaii, Puerto Rico
and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions, and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser

First Pacific Advisors, LP
11601 Wilshire Boulevard
Suite 1200
Los Angeles, California 90025

Custodian and Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Telephone conversations may be recorded or monitored for verification, record keeping, and quality assurance purposes.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

Shareholder reports and other information about the Fund (including the SAI) are available without charge, upon request, by calling UMB Distribution Services, LLC and on the EDGAR database on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

For more information, to request a free copy of any of the documents above, or to discuss any questions about the Fund, you may contact UMB Distribution Services, LLC at 235 West Galena Street, Milwaukee, Wisconsin 53212, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to https://www.fpa.com/funds.

Investment Company Act No. 811-03896